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                            LNB Bancorp, Inc.

                         Exhibit to Form 10 - K

             (For the twelve months ended December 31, 2002)

                        Exhibit Number (99.1)

                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                           AS ENACTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of LNB Bancorp, Inc. (the "Company") on Form 10-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gary
C. Smith, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ Gary C. Smith


Gary C. Smith
President and
Chief Executive Officer
March 7, 2003